EXHIBIT 10.20

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.




                                 AMENDMENT SEVEN
                                     TO THE
                            MANAGED NETWORK AGREEMENT
                                     BETWEEN
                       SPRINT COMMUNICATIONS COMPANY L.P.
                                       AND
                               BRIDGE DATA COMPANY

The Managed Network Agreement ("Agreement") between Sprint Communications Company L.P. ("Sprint") and Bridge Data Company ("Bridge"), having an effective date of March 1, 1995, as amended, is hereby further amended as set forth below.

WHEREAS, Sprint and Bridge have previously entered into an Agreement for the provision of Sprint Frame Relay Service and Sprint Managed Network Services; and

WHEREAS, Sprint and Bridge desire to extend the Agreement for an additional three (3) year period.

NOW THEREFORE, the parties mutually agree to the following:

1. Section 3. Term and Extensions. Paragraphs (a) and (b) are hereby deleted in their entirety and replaced with the following:

         (a) The initial term of this Agreement shall commence on the last date shown on the signature page (Seventh Amendment Effective
                Date), and shall continue in full force and effect through January 31, 2002 unless terminated in accordance with its provisions.

         (b) Bridge shall have the right to extend the term of this Agreement for up to two (2) successive one (1) year periods after the expiration of the term (as the same may be extended pursuant to section 9). Bridge must exercise its renewal right by providing Sprint thirty days advance written notice of Bridge's intent to extend.

2. Section 7. Rates and Charges. Section 7 is amended to add the following new paragraph:

         "Sprint may adjust its rates and charges or impose additional rates and charges on Customer in order to recover amounts that Sprint is

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
         required by governmental or quasi-governmental authorities to collect on behalf of or pay to others in support of statutory or regulatory programs. Examples of such programs include, but are not limited to, the Universal Service Fund, the Presubscribed Interexchange Carrier Charge, and compensation to payphone service providers for use of their payphones to access sprint's service."

3. Section 9. Minimum Commitment. Delete Section 9 in its entirety and replace with the following language:

                  "BRIDGE agrees to achieve a minimum annual commitment ("MAC") of * of Contributory Services during each Contract Year (defined as the 12 billing month period commencing on the Effective Date) of the Term. "Contributory Services" shall include Service usage charges for the following services, calculated after the application of all available discounts:
                  Domestic Sprint Frame Relay Service, Global Sprint Frame Relay Service, Domestic access lines (including monthly ACF and COC charges), Global access lines, Domestic Sprint Managed Network Services, Global Sprint Managed Network Services, Domestic Sprint Dedicated Access Facilities ("DAFs"), Global Sprint DAFs, Domestic Sprint Dedicated IP Service, Sprint ATM
                  Service, and the total monthly circuit charges for the domestic portion of International private line circuits. In the event the Term or Renewal Term, as the case may be, includes a partial Contract Year, the Customer's MAC will be prorated based upon the number of months in the partial Contract Year.

                  If Bridge is unable to satisfy the MAC for a Contract Year, Bridge may "carry forward" up to * of the MAC for such Contract Year and add such amount to the MAC for the following Contract Year. If Customer is unable to satisfy the MAC, as adjusted, in the last Contract Year of this Agreement, then the last Contract Year will be extended for 3 additional months. If, at the conclusion of such extension, Customer is unable to satisfy the MAC, as adjusted, then Customer must pay Sprint, in addition to all other charges, the difference between the MAC, as adjusted, and Customer's Contributory Services Usage Charges in the last Contract year.

                  If Customer terminates this Agreement or ceases to use Network Services to any material extent, Customer will pay to Sprint the MAC divided by 12 multiplied by the number of billing months remaining in the Term. Sprint will bill Customer for such amount on its next regular invoice and such amount

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* CONFIDENTIAL TREATMENT REQUESTED
                  will be due and payable according to the payment terms contained in this Agreement.


4. Attachment B (Rates and Charges) - Domestic Pricing - SECTION I - EQUIPMENT PURCHASE PRICE. This SECTION is superseded in its entirety and is replaced by the following paragraphs:

SECTION I -  EQUIPMENT PURCHASE PRICE

The following prices and discount percentages will apply to Equipment Bridge purchases from Sprint during the Term which is to be located in the continental USA.

         a) Customer will receive a * discount off Sprint's list price (at time of purchase) on all Bay Networks Equipment purchased from Sprint (except as set forth in paragraph (o) below) that is located in the continental USA, as long as Bridge purchases all Bay Networks Equipment through Sprint.

         b) Customer will receive a * discount off Sprint's list price (at time of purchase) on Telebit Networking Hardware purchased from Sprint.

         c) Customer will be charged a * fixed non-recurring charge for each BNC Transceiver Package purchased from Sprint during the Term. The charge for each BNC Transceiver Package consists of one transceiver, two terminators, one T-Connector, and installation.

         d) Customer will receive a * discount off Sprint's list price (at time of purchase) on Microcom Modem Equipment purchased from Sprint.

         e) Customer will be charged a * fixed non-recurring charge for each SP1530 Aduan purchased from Sprint. If Bridge provides the DSUs, Bridge is responsible for providing two DSU cables as well as the DSU. One cable will connect to the router and one will connect to the Telco demare.

         f) Customer will be charged a fixed * for each WAN Interface Cable (Model No. 930703-008) purchased from Sprint.

         g) Customer will be charged a * fixed non-recurring charge for each 910418-008 DB(M)/DB25 Cable purchased from Sprint.


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* CONFIDENTIAL TREATMENT REQUESTED

         h) Customer will be charged a * fixed non-recurring charge for each 950846-006 DB25(F)/V.35(M) Cable purchased from Sprint.

         i) Customer will be charged a * fixed non-recurring charge for each 3520 Codex DSU purchased from Sprint. If Bridge provides the Codex DSUs, Bridge is responsible for de-installing the DSU, upgrading the cables, and shipping the DSU to Sprint's inventory site(s).

         j) Bridge will receive a * discount off Sprint's list price (at time of purchase) on Digital Transmission System, Inc. (DTS) Equipment purchased from Sprint.

         k) Bridge will receive the following discounts off Sprint's list price (at time of purchase) on Ascend (formerly Cascade) Equipment purchased from Sprint.

         (1) a * discount on Ascend (formerly Cascade) Equipment purchased from Sprint, except as set forth in subparagraph (2), below;

         (2) a * discount on Ascend Pipeline 75 and Pipeline 85 Equipment purchased from Sprint; and

         l) Bridge will be charged an * fixed non-recurring charge for each Visual Networks ASE-BDE DSU purchased from Sprint. This charge includes a V.35 Router Cable, and a cable package consisting of one Network Interface Cable, one Ethernet Patch Cable, and one Administration Port Cable.

         m) Bridge will be charged a * fixed non-recurring charge for each Visual Networks ASE-EDE purchased from Sprint.

         n) Bridge will be charged a * fixed non-recurring charge for each Visual Networks ASE-CDE DI purchased from Sprint.

         o) Bridge will be charged a * fixed non-recurring charge for each Bay Networks ARN Router purchased from Sprint, provided that Bridge places an initial order for at least 500 ARN Routers with the following configuration: Bay Stack 101 10Base-T Hub, ARN Ethernet Base Unit 16 DRAM, ARN Serial Adapter Module, IP Access Suite 8M PCMCIA, 7919 Power Cord US.

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* CONFIDENTIAL TREATMENT REQUESTED

5. Attachment B (Rates and Charges) - Domestic Pricing - SECTION II. - CPE INSTALLATION. Add and/or revise the language in this Section as follows:


                                       First Device(6)      Second Device (5)
      Equipment                        Install Price        Install Price (same location)
      ---------                        -------------        -----------------------------
      Ascend Pipeline 75                  *                      *
      Ascend Pipeline 85                  *                      *
      Bay Networks ARN Router             *                      *
      Visual Networks ASE-EDE DSU         *                      *
      Visual Networks ASE-CDE DI          *                      *

"Customer will be charged a * fixed non-recurring installation charge for each of the following occurrences during the Term:

         TP to Cascade Conversions
         TP to TP Conversions
         Hot Cut Moves
         Cascade to Cascade Conversions"

6. Attachment B (Rates and Charges) - Domestic Pricing - SECTION III - MAINTENANCE. Add and/or revise the language in this Section as follows:


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* CONFIDENTIAL TREATMENT REQUESTED

         Equipment                       Response               Price

         Ascend Pipeline 75**            Next Day            * each/month
                                         Repair/Return

         Ascend Pipeline 85**            Next Day            * each/month
                                         Repair/Return

         ** The maintenance price for the Ascend Pipeline 75 and Ascend Pipeline 85 includes maintenance for two modems.

7. Attachment B (Rates and Charges). Domestic Pricing - SECTION VI. - FRAME RELAY - Paragraph A. Access. Option I. This paragraph is superseded in its entirety by the following paragraphs:

         "Option I

         (a) If Customer utilizes the access pricing from the SIA contract, Customer will be charged the applicable rate for local access from the SIA contract for each SIA Domestic Sprint Frame Relay site. For non-SIA Domestic Sprint Frame Relay sites, Customer will receive a * discount off Sprint's monthly recurring Tariff 8 rates for each Sprint-provided 56Kbps and T-1 local access line installed or in service during the Term.

         (b) Sprint will waive * of the COC and ACF monthly recurring charges for each Sprint-provided 56Kbps or T-1 local access line installed or in service during the Term.

         (c) Customer will be charged the applicable Sprint Tariff 8 non-recurring installation charge for each Sprint-provided 56Kbps or T-1 local access line installed during the Term, except as set forth in subparagraph (d) below.

         (d) Sprint will waive * of the non-recurring installation charge for each Sprint-provided TCG type I or type 2 56Kbps or T-1 local access line installed during the Term.

         (e) Customer will be charged a * fixed monthly recurring charge and a * fixed non-recurring installation charge for each additional DSX assignment installed or in service during the Term.

         (f) Customer will be charged a * fixed non-recurring mishome charge for each 56/64 Kbps access circuit mishomed between Sprint POPs in New York City.

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* CONFIDENTIAL TREATMENT REQUESTED

         (g) Customer will be charged a * fixed non-recurring mishome charge for each T-1 access circuit mishomed between Sprint POPs in New York City.

8. Attachment B (Rates and Charges) - Domestic Pricing - SECTION VI - FRAME RELAY - Paragraph C. PVC. This paragraph is superseded in its entirety by the following paragraphs:

         (a)    Burst Express (Zero CIR) PVCs

         Customer will be charged a * fixed monthly recurring charge for each Domestic Sprint Frame Relay Burst Express (Zero CIR) PVC installed or in service during the Term.

         (b)    Burst Express Plus (Reserved CIR) PVCs

         Customer will be charged the applicable fixed monthly recurring charge from the table below for Domestic Sprint Frame Relay Burst Express Plus (Reserved CIR) PVCs installed or in service during the Term. The Monthly Recurring Charge includes two (2) Burst Express Plus PVCs.

                                                  Monthly Recurring Charge
         PVC Speed                                For 2 Burst Express Plus PVCs
         ---------                                -----------------------------
         16 Kbps                                         *
         32 Kbs                                          *
         38.4 Kbs                                        *
         64 Kbps                                         *
         128 Kbps                                        *
         192 Kbps                                        *
         256 Kbps                                        *
         320 Kbps                                        *
         384 Kbps                                        *
         448 Kbps                                        *
         512 Kbps                                        *
         576 Kbps                                        *
         640 Kbps                                        *
         704 Kbps                                        *
         768 Kbps                                        *
         832 Kbps                                        *
         896 Kbps                                        *
         960 Kbps                                        *
         1,024 Kbs                                       *


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* CONFIDENTIAL TREATMENT REQUESTED

9. Attachment B (Rates and Charges) - Domestic Pricing- SECTION VI. - ATM SERVICES. Insert the following item to this Section:

         B.  Port Connection Charges

              Port        Installation Charge        Monthly Recurring Charge
              ----        -------------------        ------------------------
              OC-3            *  each                    *  each per month**

        **No other discounts apply to OC-3 Ports.  Each Port must be ordered for
          a   minimum   term  of  3  years.   Additional   charges   apply   for
          diversity/alternate routing.

10. Attachment F (Facilities Services Agreement) - Section 2. Equipment Rack Space. Replace the second paragraph with the following language:

         "For lease of the Equipment Rack Space during the Term, Customer will be charged the fixed charges set forth below. The charges shall not begin until the equipment is installed.

         1) a fixed non-recurring site preparation charge of * for each instance of rack and/or ancillary services installation activity which includes up to two (2) consecutive working days for installation supervision and escort (thereafter, the escort rates as outlined in Paragraph 7 herein will apply);

         2) the applicable fixed monthly recurring fee set forth below, which shall include the cost of up to 20 AMPS of AC or DC electrical power furnished to Customer by Sprint hereunder. Customer will be charged a * fixed charge for each additional AMP of electrical power used by Customer in a month.

                  a) for each Equipment Rack Space installed prior to January 1, 1997, a monthly recurring fee of * for each Equipment Rack Space per Sprint POP site used; or

                  b) for each Equipment Rack Space installed after January 1, 1997, a monthly recurring fee of * for each Equipment Rack Space per Sprint POP site used.

11.      A new section 34 is hereby added to the Agreement, as follows:

         34. Applicability of Tariff. All Standard Custom Network Service Arrangement terms and conditions in Sprint F.C.C. Tariff No. 12 apply to this Agreement. Rates, charges and discounts for all types, service

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

         elements, features and other products and services not in this Agreement will be those provided under the applicable Sprint base service tariff or public price list. Additional terms and conditions relating to services provided to Customer are contained in the applicable tariffs. The terms and conditions of any Tariff and/or other discount or incentive programs apply to the services and discounts or incentives available under such Tariff or program. In order to receive Term Plan or other incentive discounts Customer must execute the applicable agreements. Any terms and conditions applicable to such discounts and/or programs which Customer elects to participate in are in addition to the terms and conditions applicable to the Discounts.


12.      A new section 35 is hereby added to the Agreement, as follows:

         35. Use of Sprint Products and Services. Customer uses the Sprint Products and Services as an element of the products and services it provides to its customers. Customer acknowledges that it is solely obligated to provide billing and customer service to its customers, and that it is solely responsible for collecting all amounts owed from its customers. Customer assumes all risk of bad debt or non-payment by its customers. Customer represents and warrants that invoices and other materials it provides to its customers do not identify Sprint. If it is determined that Customer's activities constitute a resale of telecommunications services or similar activity or if Customer becomes subject to regulatory filing, licensing or reporting requirements, Customer will be solely responsible for complying with any applicable laws, regulations, decisions, or orders, inclding the FCCs rules, regulations and decisions.

13. All other terms and conditions of the Agreement shall remain in full force and effect, except as expressly stated herein.

IN WITNESS WHEREOF, the parties have executed this Amendment Seven as of the date of the last signature below.

SPRINT COMMUNICATIONS                       BRIDGE DATA COMPANY
COMPANY L.P.

                                            /s/ Robert McCormick
------------------------------              -----------------------------
Signature                                   Signature

Bridge/Sprint Confidential               -9-                             8/28/98

                                                Robert McCormick
------------------------------                  ----------------------------
Printed Name                                    Printed Name


                                                Executive Vice President
------------------------------                  ----------------------------
Title                                           Title

                                                8/28/98
------------------------------                  ----------------------------
Date                                            Date



Bridge/Sprint Confidential               -10-                            8/28/98